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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 8, 2005

VMH VIDEOMOVIEHOUSE.COM INC.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	333-70836	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

14 - 34368 Manufacturer's Way
Abbotsford, British Columbia, Canada V2S 7M1
(Address of principal executive offices and Zip Code)

(604) 852-1806
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)     On July 15, 2005, Jim Carrol resigned from his position as our Chief Operating Officer and as a director.

(c)     On May 10, 2005, Christopher Gaspar was appointed to the Board of Directors, he was made Vice President of Operations on July 16, 2005.

Mr. Gaspar has been working in video sales and operations, both full and part time since 1996 for Movies Movies and Box Seat Video he acquired a first hand working knowledge of all facets of online sales, procurement, and fulfillment functions pertaining to the video industry. He studied Electrical Engineering at BCIT (British Columbia Institute of Technology) in 2002 /2003 and at the University of Saskatchewan in 2003/2004. His technological training in conjunction with an intimate working knowledge of the on-line DVD industry will play an instrumental role in the company's future growth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of December, 2005.

VMH VIDEOMOVIEHOUSE.COM INC.

BY:	/s/ Steven Gaspar
Steven Gaspar
President, Principal Executive Officer, Treasurer, Principal Financial Officer, Principal Accounting Officer, and a Member of the Board of Directors